DELAWARE VIP TRUST

Delaware VIP Social Awareness Series

Supplement to the Prospectus
dated May 1, 2003

On August 21, 2003, the Board of Trustees of Delaware VIP Trust unanimously voted to liquidate and dissolve the Delaware VIP Social Awareness Series of the Trust (the "Series"). As a result of the decision to pursue liquidation and dissolution of the Series, as of the date of this Supplement, new investors are no longer permitted to purchase shares of the Series. As of the close of business on October 31, 2003, securities of the Series will be sold in an orderly manner and the proceeds will transfer to any remaining shareholders.

Please keep this Supplement for future references.

This Supplement is dated August 22, 2003.